UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2022
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LEONARDO DRS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	333-253583	13-2632319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2345 Crystal Drive
Suite 1000
Arlington, Virginia 22202
(Address of principal executive offices)
(703) 416-8000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 30, 2022, Leonardo US Holding Inc., the sole stockholder of Leonardo DRS, Inc. (the “Company”), the Board of Directors (the “Board”) of the Company and the proxy holders under the proxy agreement (as such agreement may be amended, restated, modified or supplemented from time to time, the “Proxy Agreement”) by and between the Company, the proxy holders, Leonardo US Holding Inc., Leonardo – Societa per azioni and the United States Department of Defense, extended the term of, and reappointed, Philip A. Odeen as a proxy holder director to the Board. The appointment is effective July 1, 2022, subject to approval by the Defense Counterintelligence and Security Agency. Mr. Odeen’s term as a proxy holder director was due to expire on June 30, 2022. Mr. Odeen was reappointed as a Class A proxy holder director through July 31, 2022 or earlier resignation or removal.
Mr. Odeen will continue to serve on the Company’s compensation committee and government security committee.
There are no arrangements or understandings between Mr. Odeen and any other person pursuant to which he was selected as director. Directors receive compensation under the Company’s director compensation program. Additionally, Mr. Odeen is a party to the Proxy Agreement. The Proxy Agreement regulates significant areas of the Company’s governance, as described in Part III., Item 13. “Certain Relationships and Related Transactions—Relationship with Leonardo S.p.A.—Proxy Agreement” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “Form 10-K”). The information called for by Item 404(a) of Regulation S-K is incorporated herein by reference to Part III., Item 13. “Certain Relationships and Related Transactions” in the Form 10-K. Other than pursuant to the Proxy Agreement (in the case of the proxy holder directors), neither Mr. Odeen, nor any of his immediate family members, is a party, either directly or indirectly, to any transaction that is required to be reported pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEONARDO DRS, INC.
(Registrant)

Date: June 30, 2022	By:	/s/ Mark A. Dorfman
Mark A. Dorfman
Executive Vice President, General Counsel and Secretary